UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): November 5, 2008

ICP SOLAR TECHNOLOGIES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas Unit 131
Montreal, Quebec H4M 2Z2
(Address of Registrant’s principal executive offices)

(514) 270-5770
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The various actions described below amend certain terms and conditions of those certain 11% Senior Secured Convertible Debentures (the “Debentures”), issued by ICP Solar Technologies Inc. (the “Company”) on June 13, 2008 to BridgePointe Master Fund Ltd. (“BridgePointe”), Platinum Long Term Growth VI, LLC (“Platinum”) and Gemini Master Fund, Ltd. (“Gemini”) (BridgePointe, Platinum and Gemini, collectively, the “Purchasers”), and the other outstanding debt instruments among the Company and the Purchasers, all of which were previously disclosed in a Current Report on Form 8-K filed June 17, 2008 and the exhibits thereto (the “June 17 8-K”).

Pursuant to a letter from BridgePointe dated November 6, 2008, BridgePointe, on its own behalf and on behalf of Platinum and Gemini, reached an agreement with the Company whereby the parties agreed that if the Company perfects the Purchasers’ security interest in the Company’s foreign patents on or before November 30, 2008, the Purchasers shall have no right to issue default notices alleging a default with respect to such patents that occurred prior to such date.  The Company has also reaffirmed its continuing obligations under the Debentures; however, the Purchasers agreed to a moratorium, until November 20, 2008, on the Company’s obligation to pay the “Monthly Redemption Amount” (as defined in the Debentures), retroactive to November 1, 2008.

The Company and the Purchasers are also discussing a possible renegotiation of the terms and conditions of the Debentures and other debt instruments entered into among them, as previously disclosed in the June 17 8-K.  As part of this discussion, the Escrow Agent under that certain Escrow Agreement, dated as of June 10, 2008, by and among the Company, the Escrow Agent and BridgePointe (the “Escrow Agreement”), on November 5, 2008 returned to the Purchasers, at the instruction of BridgePointe and the Company, all remaining escrowed funds currently held by the Escrow Agent, together with accrued and unpaid interest thereon (totaling $842,850.89) (the “Escrowed Funds”). The Escrowed Funds were returned to the Purchasers pro rata in accordance with the outstanding principal balance on their respective Debentures.  As a result, the Escrowed Funds are no longer available for use by the Company.

The return of the Escrowed Funds has been acknowledged by the Company and the Purchasers as a partial redemption of the outstanding principal amounts on the Debentures, which shall not apply against any Monthly Redemption Amount (as defined in the Debentures) due from the Company.  Following this deemed partial redemption, the outstanding principal amount on the Debentures is as follows:

BridgePointe

$1,245,241.55
Platinum

$   830,161.03
Gemini

$   415,080.52

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2008

ICP SOLAR TECHNOLOGIES INC.

/s/ Sass Peress
Sass Peress
President and Chief Executive Officer